MML SERIES INVESTMENT FUND
MML Total Return Bond Fund
(the “Fund”)
Supplement dated September 6, 2023 to the
Prospectus dated May 1, 2023 and the
Summary Prospectus dated May 1, 2023
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 92 of the Prospectus):
Jerry Cudzil is a Group Managing Director and a Generalist Portfolio Manager for the U.S. Fixed Income Group at MetWest. He has managed the Fund since September 2023.
Ruben Hovhannisyan, CFA is a Managing Director and a Generalist Portfolio Manager for the U.S. Fixed Income Group at MetWest. He has managed the Fund since September 2023.
The following information replaces similar information for Metropolitan West Asset Management, LLC found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 123 of the Prospectus:
Metropolitan West Asset Management, LLC (“MetWest”), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, manages the investments of the MML Total Return Bond Fund. A team of investment professionals manages the Fund. The team consists of five investment professionals: Laird R. Landmann, President and Generalist Portfolio Manager, Stephen M. Kane, CFA, Group Managing Director and Generalist Portfolio Manager, Bryan T. Whalen, CFA, Group Managing Director and Generalist Portfolio Manager, Jerry Cudzil, Group Managing Director and Generalist Portfolio Manager, and Ruben Hovhannisyan, CFA, Managing Director and Generalist Portfolio Manager. In addition to co-managing the security selection and trade execution process along with Messrs. Landmann, Cudzil, and Hovhannisyan as Generalist Portfolio Managers, Messrs. Kane and Whalen serve as Co-Chief Investment Officers, with responsibility for developing the U.S. Fixed Income Group’s long-term economic outlook that guides strategies. Messrs. Landmann and Kane founded MetWest in August 1996. Messrs. Whalen, Cudzil, and Hovhannisyan have been with MetWest since May 2004, May 2012, and December 2007, respectively. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). MetWest, together with TCW and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $210 billion in assets under management or committed to management, including $191 billion of U.S. fixed income investments, as of June 30, 2023.
The following information supplements the information for Metropolitan West Asset Management, LLC found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 123 of the Prospectus:
Jerry Cudzil
is a portfolio manager of the MML Total Return Bond Fund. Mr. Cudzil, a Group Managing Director, is a Generalist Portfolio Manager for the U.S. Fixed Income Group. Previously, Mr. Cudzil was Head of Credit Trading where he oversaw the U.S. Fixed Income Group’s trading of investment grade corporate bonds, high yield bonds, leveraged loans, and credit derivatives. Prior to joining TCW in 2012, Mr. Cudzil was a High Yield Bond Trader for Morgan Stanley and Deutsche Bank, specializing in project finance, aviation, and energy securities. He was previously a Portfolio Manager for Dimaio Ahmad Capital, managing the multi-strategy credit fund and aviation fund and leading the firm’s risk management team. Mr. Cudzil began his career as a Corporate Bond Trader for Prudential Securities and has also traded investment grade and high yield debt for Credit Suisse and Goldman Sachs.

Ruben Hovhannisyan, CFA
is a portfolio manager of the MML Total Return Bond Fund. Mr. Hovhannisyan, a Managing Director, is a Generalist Portfolio Manager for the U.S. Fixed Income Group. Prior to his current role, he served as a Senior Portfolio Analyst working alongside the Generalist Portfolio Managers. He joined TCW in 2007 from MetWest prior to its acquisition, where he spent two years as a Collateralized Debt Obligations Specialist and member of the portfolio risk management group. Prior to joining MetWest, Mr. Hovhannisyan was an Associate at KPMG Structured Finance Group where he was engaged in various projects analyzing structured products.
Effective December 31, 2023, Laird R. Landmann is expected to step down as a portfolio manager of the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-23-02
MMLTRB-23-01

MML SERIES INVESTMENT FUND
MML Total Return Bond Fund
(the “Fund”)
Supplement dated September 6, 2023 to the
Statement of Additional Information dated May 1, 2023
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information replaces similar information for the Fund found on page B-245 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of MML Total Return Bond are Jerry Cudzil, Ruben Hovhannisyan, Stephen M. Kane, Laird R. Landmann, and Bryan T. Whalen.
The following information supplements the information for the Fund found on page B-245 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Jerry Cudzil
Registered investment companies**	5	$947 million	0	$0
Other pooled investment vehicles	12	$4,937 million	7	$3,011 million
Other accounts	21	$7,709 million	0	$0
Ruben Hovhannisyan
Registered investment companies**	2	$54 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$46 million	0	$0

*
The information provided is as of June 30, 2023.

**
Does not include MML Total Return Bond.

Ownership of Securities:
As of June 30, 2023, Messrs. Cudzil and Hovhannisyan did not own any shares of MML Total Return Bond.
Effective December 31, 2023, Laird R. Landmann is expected to step down as a portfolio manager of the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L7352-23-03